EXHIBIT 99.2 Earnings Webcast and Conference Call First Quarter Fiscal Year 2021 October 30, 2020

Forward-Looking Statements This presentation and other written or oral statements made from time to time by representatives of Broadridge Financial Solutions, Inc. ("Broadridge" or the "Company") may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements that are not historical in nature, and which may be identified by the use of words such as “expects,” “assumes,” “projects,” “anticipates,” “estimates,” “we believe,” “could be” and other words of similar meaning, are forward-looking statements. In particular, information appearing in the “Fiscal Year 2021 Guidance” section are forward-looking statements. These statements are based on management’s expectations and assumptions and are subject to risks and uncertainties that may cause actual results to differ materially from those expressed. These risks and uncertainties include those risk factors discussed in Part I, “Item 1A. Risk Factors” of the Annual Report on Form 10-K for the year ended June 30, 2020 (the “2020 Annual Report”), as they may be updated in any future reports filed with the Securities and Exchange Commission. All forward-looking statements speak only as of the date of this presentation and are expressly qualified in their entirety by reference to the factors discussed in the 2020 Annual Report. These risks include: • the potential impact and effects of the Covid-19 pandemic (“Covid-19”) on the business of Broadridge, Broadridge’s results of operations and financial performance, any measures Broadridge has and may take in response to Covid-19 and any expectations Broadridge may have with respect thereto; • the success of Broadridge in retaining and selling additional services to its existing clients and in obtaining new clients; • Broadridge’s reliance on a relatively small number of clients, the continued financial health of those clients, and the continued use by such clients of Broadridge’s services with favorable pricing terms; • a material security breach or cybersecurity attack affecting the information of Broadridge's clients; • changes in laws and regulations affecting Broadridge’s clients or the services provided by Broadridge; • declines in participation and activity in the securities markets; • the failure of Broadridge's key service providers to provide the anticipated levels of service; • a disaster or other significant slowdown or failure of Broadridge’s systems or error in the performance of Broadridge’s services; • overall market and economic conditions and their impact on the securities markets; • Broadridge’s failure to keep pace with changes in technology and the demands of its clients; • Broadridge’s ability to attract and retain key personnel; • the impact of new acquisitions and divestitures; and • competitive conditions. Broadridge disclaims any obligation to update or revise forward-looking statements that may be made to reflect events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events, other than as required by law. Use of Material Contained Herein The information contained in this presentation is being provided for your convenience and information only. This information is accurate as of the date of its initial presentation. If you plan to use this information for any purpose, verification of its continued accuracy is your responsibility. Broadridge assumes no duty to update or revise the information contained in this presentation. | © 2020 | 1

Use of Non-GAAP Financial Measures Explanation and Reconciliation of the Company’s Use of Non-GAAP Financial Measures The Company’s results in this presentation are presented in accordance with U.S. generally accepted accounting principles ("GAAP") except where otherwise noted. In certain circumstances, results have been presented that are not generally accepted accounting principles measures (“Non-GAAP”). These Non-GAAP measures are Adjusted Operating income, Adjusted Operating income margin, Adjusted Net earnings, Adjusted earnings per share, and Free cash flow. These Non-GAAP financial measures should be viewed in addition to, and not as a substitute for, the Company’s reported results. The Company believes our Non-GAAP financial measures help investors understand how management plans, measures and evaluates the Company’s business performance. Management believes that Non-GAAP measures provide consistency in its financial reporting and facilitates investors’ understanding of the Company’s operating results and trends by providing an additional basis for comparison. Management uses these Non-GAAP financial measures to, among other things, evaluate our ongoing operations, and for internal planning and forecasting purposes. In addition, and as a consequence of the importance of these Non-GAAP financial measures in managing our business, the Company’s Compensation Committee of the Board of Directors incorporates Non-GAAP financial measures in the evaluation process for determining management compensation. Key Performance Indicators Management focuses on a variety of key indicators to plan, measure and evaluate the Company’s business and financial performance. These performance indicators include Revenue and Recurring fee revenue, as well as Non-GAAP measures of Adjusted Operating income, Adjusted Net earnings, Adjusted Diluted earnings per share, Free Cash flow, and Closed sales. In addition, management focuses on select operating metrics specific to Broadridge of Record Growth and Internal Trade Growth. For more information on our key performance measures, see “Management’s Discussion and Analysis of Financial Condition and Results of Operations--Key Performance Indicators” in our Q1 FY2021 Form 10-Q. Please see slides 14-18 for further explanation of our Non-GAAP Measures, the reasons we believe these Non-GAAP measures are helpful to our investors, and reconciliations of these Non-GAAP measures to the most directly comparable GAAP measures. | © 2020 | 2

Strong First Quarter Fiscal Year 2021 results ▪ Strong First Quarter Revenue Growth • 8% recurring revenue growth and total revenue growth of 7% • Event-driven revenues returned to normalized level • Recurring revenue growth driven by onboarding of new sales, stock and interim record growth and higher year-over-year equity trading volumes ▪ Record earnings underline impact of continued growth and cost discipline • Diluted EPS rose 17% and Adjusted EPS rose 44% to a first quarter record • Cost realignment initiatives contributed to 390bps of Adjusted Operating income margin improvement in the quarter and will fund additional investments ▪ Momentum in Closed sales underlines sustained strong demand ▪ Updating full year earnings guidance to reflect increased confidence • Fiscal year 2021 Adjusted EPS growth guidance narrowed to 6-10% • Recurring revenue outlook now at 3-6% growth • Tough comparables remain for the second half of fiscal year 2021 | © 2020 | 3

First Quarter Fiscal 2021 ICS Results | © 2020 | 4

First Quarter Fiscal 2021 GTO Results | © 2020 | 5

Strong Start to Fiscal Year 2021 Leaves Broadridge Well Positioned for Growth ▪ Strong first quarter increases confidence in full year outlook • Benefiting from increased equity, mutual fund, and ETF record growth • Sustained elevated trading volatility in line with expectations • Strong and early execution on planned cost actions • Continued sales momentum ▪ Well positioned for post-pandemic performance and long-term growth • Executing on planned investments in people, platforms, and technology • These investments will position Broadridge to meet accelerating client needs for next-generation mutualization, resiliency, and digital transformation ▪ Continued focus on associate, client, shareholder, and community imperatives supports sustainable growth • Continued emphasis on Service-Profit Chain including increased focus on Diversity, Equity, and Inclusion • 2020 Sustainability Report highlights ESG progress – proud to be named one of Barron’s “100 Most Sustainable Companies” | © 2020 | 6

Financial Highlights | © 2020 | 7

First Quarter 2021 Revenue Growth Drivers First Quarter 2021 Recurring revenues grew 8% to $671 million $623M +7 pts 0 pt $576M +3 pts +8% (2) pts $623M $671M 1Q '20 Recurring Revs. Closed Sales Client Losses Internal Growth Acquisitions 1Q '21 Recurring Revs. First Quarter 2021 Total revenues grew 7% to $1,017 million $949M +5 pts +1 pt +2 pts 0 pt $1,362M +7% $949M $1,017M $1,211M 1Q '20 Total Revs. Recurring Event-Driven Distribution FX 1Q '21 Total Revs. Note: Amounts may not sum due to rounding. | © 2020 | 8

Event-driven Revenue History by Quarter | © 2020 | 9

First Quarter 2021 Operating Income and EPS Dollars in millions, except per share amounts Year-over-Year Change in Operating Income Year-over-Year Change in EPS and Adjusted Operating Income and Adjusted EPS $200 $1.25 $1.00 $150 $151 $0.98 $0.75 $100 $104 $0.68 $0.50 $0.56 $73 $79 $0.48 $50 $0.25 $— $— Operating Income Adjusted Operating Income Diluted EPS Adjusted EPS 1Q 2020 1Q 2021 1Q 2020 1Q 2021 | © 2020 | 10

Capital Allocation and Summary Balance Sheet Dollars in millions Summary Balance Sheet Select Uses of Cash Year to Date as of September 30, 2020 Assets Cash and cash equivalents $ 357 CapEx and Software $24 Other assets 4,393 Total assets $ 4,750 Liabilities and Stockholders' Equity Total debt outstanding $ 1,776 Dividends $62 Other liabilities 1,560 Total liabilities $ 3,336 Total stockholders' equity $ 1,414 $0 $25 $50 $75 As of September 30, 2020 | © 2020 | 11

Fiscal Year 2021 Guidance - As of October 30, 2020 | © 2020 | 12

Supplemental Reporting Detail - Product Line Reporting

Dollars in millions	2020 1Q	2020 2Q	2020 3Q	2020 4Q	2020 FY	1Q 2021 1Q	% Growth
Investor Communication Solutions ("ICS")							
Equity proxy	$ 30	$ 42	$ 136	$ 265	$ 473	$ 40	35 %
Mutual fund and ETF interims	65	65	87	67	285	74	13 %
Customer communications and fulfillment	171	177	208	180	735	173	2 %
Other ICS	83	84	97	105	369	88	6 %
Total ICS recurring fee revenues	**$ 349**	**$ 368**	**$ 529**	**$ 616**	**$ 1,862**	**$ 375**	7 %
Equity and other	$ 18	$ 15	$ 22	$ 25	$ 80	$ 18	5 %
Mutual funds	23	16	17	43	98	27	20 %
Total Event-driven fee revenues	**$ 40**	**$ 31**	**$ 39**	**$ 68**	**$ 178**	**$ 46**	13 %
Distribution	313	317	412	409	1,451	332	6 %
Total ICS revenues	**$ 703**	**$ 716**	**$ 980**	**$ 1,093**	**$ 3,491**	**$ 753**	7 %
Global Technology and Operations ("GTO")							
Equities and other	$ 231	$ 237	$ 259	$ 269	$ 996	$ 252	9 %
Fixed income	43	44	46	45	178	44	1 %
Total GTO recurring fee revenues	**$ 274**	**$ 281**	**$ 305**	**$ 314**	**$ 1,174**	**$ 296**	8 %
Foreign currency exchange	(28)	(28)	(36)	(45)	(136)	(32)	13 %
Total revenues	**$ 949**	**$ 969**	**$ 1,250**	**$ 1,362**	**$ 4,529**	**$ 1,017**	7 %
Revenues by Type							
Recurring fee revenues	$ 623	$ 648	$ 835	$ 930	$ 3,036	$ 671	8 %
Event-driven fee revenues	40	31	39	68	178	46	13 %
Distribution revenues	313	317	412	409	1,451	332	6 %
Foreign currency exchange	(28)	(28)	(36)	(45)	(136)	(32)	13 %
Total revenues	**$ 949**	**$ 969**	**$ 1,250**	**$ 1,362**	**$ 4,529**	**$ 1,017**	7 %

Note: Amounts may not sum due to rounding.

Broadridge | Ready for Next
© 2020
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Explanation of Non-GAAP Measures and Reconciliation of GAAP to Non-GAAP Measures | © 2020 | 14

Non-GAAP Measures Adjusted Operating Income, Adjusted Operating Income Margin, Adjusted Net Earnings and Adjusted Earnings Per Share These Non-GAAP measures reflect Operating income, Operating income margin, Net earnings, and Diluted earnings per share, each as adjusted to exclude the impact of certain costs, expenses, gains and losses and other specified items the exclusion of which management believes provides insight regarding our ongoing operating performance. These adjusted measures exclude the impact of: (i) Amortization of Acquired Intangibles and Purchased Intellectual Property, (ii) Acquisition and Integration Costs, (iii) Real Estate Realignment and Covid-19 Related Expenses, (iv) Investment Gain, and (v) Software Charge. Amortization of Acquired Intangibles and Purchased Intellectual Property represents non-cash amortization expenses associated with the Company's acquisition activities. Acquisition and Integration Costs represent certain transaction and integration costs associated with the Company’s acquisition activities. Real Estate Realignment and Covid-19 Related Expenses represent costs associated with the Company’s real estate realignment initiative, including lease exit and impairment charges and other facility exit costs, as well as certain expenses associated with the Covid-19 pandemic. The Covid-19 Related Expenses are direct expenses incurred by the Company to protect the health and safety of Broadridge associates, including the cost of personal protective equipment, enhanced cleaning measures in our facilities and other related expenses. Investment Gain represents a non-operating, non-cash gain on a privately held investment. Software Charge represents a charge related to an internal use software product that is no longer expected to be used. We exclude Acquisition and Integration Costs, Real Estate Realignment and Covid-19 Related Expenses, the Investment Gain, and the Software Charge from our Adjusted Operating income (as applicable) and other adjusted earnings measures because excluding such information provides us with an understanding of the results from the primary operations of our business and enhances comparability across fiscal reporting periods, as these items are not reflective of our underlying operations or performance. We also exclude the impact of Amortization of Acquired Intangibles and Purchased Intellectual Property, as these non-cash amounts are significantly impacted by the timing and size of individual acquisitions and do not factor into the Company's capital allocation decisions, management compensation metrics or multi-year objectives. Furthermore, management believes that this adjustment enables better comparison of our results as Amortization of Acquired Intangibles and Purchased Intellectual Property will not recur in future periods once such intangible assets have been fully amortized. Although we exclude Amortization of Acquired Intangibles and Purchased Intellectual Property from our adjusted earnings measures, our management believes that it is important for investors to understand that these intangible assets contribute to revenue generation. Amortization of intangible assets that relate to past acquisitions will recur in future periods until such intangible assets have been fully amortized. Any future acquisitions may result in the amortization of additional intangible assets. Free Cash Flow In addition to the Non-GAAP financial measures discussed above, we provide Free cash flow information because we consider Free cash flow to be a liquidity measure that provides useful information to management and investors about the amount of cash generated that could be used for dividends, share repurchases, strategic acquisitions, other investments, as well as debt servicing. Free cash flow is a Non-GAAP financial measure and is defined by the Company as Net cash flows provided by operating activities plus Proceeds from asset sales, less Capital expenditures as well as Software purchases and capitalized internal use software. Reconciliations of such Non-GAAP measures to the most directly comparable financial measures presented in accordance with GAAP can be found in the tables that are part of this presentation. | © 2020 | 15

Reconciliation of GAAP to Non-GAAP Measures (Unaudited) Dollars in millions Three Months Ended September 30, 2020 2019 Operating income (GAAP) $ 78.6 $ 73.1 Adjustments: Amortization of Acquired Intangibles and Purchased Intellectual Property 32.3 28.1 Acquisition and Integration Costs 1.7 2.5 Real Estate Realignment and Covid-19 Related Expenses 31.9 — Software Charge 6.0 — Adjusted Operating income (Non-GAAP) $ 150.6 $ 103.7 Operating income margin (GAAP) 7.7% 7.7 % Adjusted Operating income margin (Non-GAAP) 14.8% 10.9 % Three Months Ended September 30, 2020 2019 Net earnings (GAAP) $ 65.8 $ 55.9 Adjustments: Amortization of Acquired Intangibles and Purchased Intellectual Property 32.3 28.1 Acquisition and Integration Costs 1.7 2.5 Real Estate Realignment and Covid-19 Related Expenses 31.9 — Investment Gain (8.7) — Software Charge 6.0 — Taxable adjustments 63.3 30.6 Tax impact of adjustments (a) (14.6) (6.5) Adjusted Net earnings (Non-GAAP) $ 114.5 $ 80.0 (a) Calculated using the GAAP effective tax rate, adjusted to exclude $9.3 million and $5.7 million of excess tax benefits associated with stock-based compensation for the three months ended September 30, 2020 and 2019, respectively. For purposes of calculating Adjusted earnings per share, the same adjustments were made on a per share basis. Note: Amounts may not sum due to rounding. | © 2020 | 16

Reconciliation of GAAP to Non-GAAP Measures (Unaudited) Dollars in millions, except per share amounts Three Months Ended September 30, 2020 2019 Diluted earnings per share (GAAP) $ 0.56 $ 0.48 Adjustments: Amortization of Acquired Intangibles and Purchased Intellectual Property 0.28 0.24 Acquisition and Integration Costs 0.01 0.02 Real Estate Realignment and Covid-19 Related Expenses 0.27 — Investment Gain (0.07) — Software Charge 0.05 — Taxable adjustments 0.54 0.26 Tax impact of adjustments (a) (0.12) (0.06) Adjusted earnings per share (Non-GAAP) $ 0.98 $ 0.68 Three Months Ended September 30, 2020 2019 Net cash flows used in operating activities (GAAP) $ (44.2) $ (86.4) Capital expenditures and Software purchases and capitalized internal use software (23.9) (20.2) Proceeds from asset sales 18.0 — Free cash flow (Non-GAAP) $ (50.2) $ (106.7) (a) Calculated using the GAAP effective tax rate, adjusted to exclude $9.3 million and $5.7 million of excess tax benefits associated with stock-based compensation for the three months ended September 30, 2020 and 2019, respectively. For purposes of calculating Adjusted earnings per share, the same adjustments were made on a per share basis. Note: Amounts may not sum due to rounding. | © 2020 | 17

Reconciliation of GAAP to Non-GAAP Measures - FY21 Guidance (Unaudited) FY21 Adjusted Earnings Per Share Growth Rate (a) Diluted earnings per share growth (GAAP) 5 - 12% growth Adjusted earnings per share growth (Non-GAAP) 6 - 10% growth FY21 Adjusted Operating Income Margin (b) Operating income margin % (GAAP) Increase of ~180 bps Adjusted Operating income margin % (Non-GAAP) Increase of ~100 bps (a) Adjusted earnings per share growth (Non-GAAP) is adjusted to exclude the projected impact of Amortization of Acquired Intangibles and Purchased Intellectual Property, Acquisition and Integration Costs, Real Estate Realignment and Covid-19 Related Expenses, Investment Gain and Software Charge, and is calculated using diluted shares outstanding. Fiscal year 2021 Non-GAAP Adjusted earnings per share guidance estimates exclude, net of taxes, approximately $1.15 per share. (b) Adjusted Operating income margin (Non-GAAP) is adjusted to exclude the projected impact of Amortization of Acquired Intangibles and Purchased Intellectual Property, Acquisition and Integration Costs, Real Estate Realignment and Covid-19 Related Expenses, and Software Charge. Fiscal year 2021 Non-GAAP Adjusted Operating income margin guidance estimates exclude, net of taxes, approximately $142 million. | © 2020 | 18

Broadridge Investor Relations Contacts W. Edings Thibault Tel: 516-472-5129 Email: edings.thibault@broadridge.com Elsa Ballard Tel: 212-973-6197 Email: elsa.ballard@broadridge.com | © 2020 | 19